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                                UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                             --------------------

                                   FORM 8-K
                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934

                             --------------------

       Date of Report (Date of earliest event reported): April 1, 2003

                      TRAVELERS PROPERTY CASUALTY CORP.

            (Exact Name of Registrant as Specified in its Charter)


          Connecticut                   001-31266                06-1008174
(State or Other Jurisdiction of      (Commission File           (IRS Employer
         Incorporation)                  Number)             Identification No.)



  One Tower Square, Hartford, Connecticut                          06183
  (Address of principal executive offices)                       (Zip Code)


      Registrant's telephone number, including area code: (860) 277-0111


                                Not Applicable

        (Former name or former address, if changed since last report.)




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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On April 1, 2003, Travelers Property Casualty Corp. (the "Company") issued a press release announcing, among other things, that the Company strengthened certain reserves of its majority-owned subsidiary, Gulf Insurance. The press release is attached as Exhibit 99.1 to this Report.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)   Not applicable.

         (b)   Not applicable.

         (c)   Exhibits:

                  The following exhibit is filed herewith:

                  Exhibit 99.1 Press Release dated April 1, 2003.


ITEM 9. REGULATION FD DISCLOSURE (Information required by Item 12 is being provided under this Item 9 pursuant to SEC interim filing guidance dated March 27, 2003)

         The information set forth under Item 5 of this Form 8-K is incorporated into this Item by reference.




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SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TRAVELERS PROPERTY CASUALTY CORP.


Date: April 1, 2003               By     /s/ Paul H. Eddy
                                       ---------------------------------
                                       Name:  Paul H. Eddy
                                       Title: Deputy General Counsel and
                                              Assistant Secretary







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                                EXHIBIT INDEX

Exhibit No.                     Description
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99.1                  Press Release dated April 1, 2003.












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